COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
8.	COMMITMENTS AND CONTINGENCIES

The Company is subject to legal proceedings, claims and contingencies arising in the ordinary course of business. When such amounts can be estimated and the contingency is probable, management accrues the corresponding liability. While the ultimate outcome of lawsuits or other proceedings against the Company cannot be predicted with certainty, management does not believe the costs of such actions will have a material effect on the Company´s consolidated financial position or results of operations.

a)	Claims in Paraguay

UABL – Ciudad del Este Customs Authority

On September 21, 2005, the local Customs Authority of Ciudad del Este, Paraguay issued a finding concerning certain UABL entities referred to three mattersin respect of certain operations of our River Business for the prior three-year period: (i) that UABL owed taxes to that authority in the amount of $2,200, (ii) a fine for non-payment of the taxes in the same amount, and (iii) that the tax base used by UABL entities to calculate the applicable withholding tax that UABL had used to calculate taxes paid in said period. The first two issues were disregarded by the Tax and Administrative Court on November 24, 2006. Nevertheless, the third issue continued. On September 22, 2010, the Paraguayan Supreme Court revoked the March 26, 2009 ruling of the Tax and Administrative Court -which had decided we were not liable- and confirmed the decision of the Paraguayan undersecretary for taxation which condemned UABL Paraguay S.A. to pay approximately $600 non-withheld taxes, $700 in fines and $1,300 in accrued due interests. This matter was settled in a signed agreement with the Tax Authorities on October 14, 2010, and UABL paid the total amount of $1,294 in full and final settlement of the claim and agreed to drop the appeal we had filed  against to the Supreme Court. However, in  parallel  with  this  ruling  the  Office  of  the

Treasury Attorney initiated an action in respect of the first two issues concerned in this litigation which had been terminated on November 24, 2006 to review certain formal aspects over which a decision of the Court is still pending. Aside from the mentioned procedures, the Customs Authorities of Paraguay have reopened the proceedings against UABL S.A., UABL Paraguay S.A. and Yataity S.A. in connection with the possible reopening of the case pending a decision of the reopening of the case in court, which is currently on hold awaiting for the Court's resolution. We have been advised by UABL's counsel in the case that there is only a remote possibility that the Paraguayan Courts would find UABL liable for any of these taxes or fines still in dispute or that the final outcome of these proceedings will have a material adverse financial impact on the consolidated financial position or result of operations of the Company.

UABL Paraguay S.A. - Paraguayan Customs Asunción

These administrative proceedings were commenced on April 7, 2009, by the Paraguayan Customs in Asuncion against UABL Paraguay S.A. alleging infringement of Customs regulations due to lack of submission of import clearance documents in Paraguay for bunkers purchased between January 9, 2007 and December 23, 2008, from YPF S.A. in Argentina, and between years 2003 and 2006. The total owed taxes according to Customs in Asuncion are up to the amount of Gs. 6.028.317.852 (approximately $1,370).Our local counsel is of the opinion that the competent Court will overturn the Custom´s ruling where said amount was determined, and that therefore there is only a remote possibility that these proceedings will have a material adverse financial impact on the consolidated financial position or result of operations of the Company.

Oceanpar S.A. and UABL Paraguay S.A. - Customs investigation in connection with reimportation of barges subject to conversion

Oceanpar S.A. was notified of this investigation on June 17, 2011. The matter under investigation is whether UABL Paraguay S.A. paid all import taxes and duties corresponding to the re-importation of barges submitted to conversion in foreign yards. Customs imposed a fine of Gs. 2.791.514.822 and judicial proceedings have been commenced where a final decision is still pending. As of December 31, 2014 a loss contingency liability related with this matter of $600 was recorded.

UABL Paraguay S.A. - Paraguayan Tax Authority

These are administrative proceedings commenced by the Paraguayan Tax Authorities on December 15, 2011 against UABL Paraguay S.A. due to an alleged improper use of some fiscal credit. The aforementioned tax authorities suggested some rectifications to be madeand also informed that UABL Paraguay S.A. may owe taxes due to differences in the rate applied to certain fiscal remittance incomes related to the operation of some barges under leasing. The potential amount in dispute has not been calculated yet but it should not exceed approximately $3,000. Our local counsel has advised that there is only a remote chance that these proceedings, when ultimately resolved by a judicial court, will have a material adverse impact on the consolidated financial position or result of operations of the Company.

b)	Claims in Brazil

UP Offshore Apoio Marítimo Ltda.- Rio de Janeiro State Treasury Office - UP Pearl Tax assessment

On May 9, 2014, the Rio de Janeiro State Treasury Office commenced administrative proceedings against UP Offshore ApoioMarítimo Ltda. alleging infringement of tax regulations due to lack of payment of ICMS tax related to the temporary import of the vessel "UP PEARL". The said authorities determined the corresponding assessment in the amount of R$ 768,096 (approximately $340), plus interest. A decision is now pending over the non-application of the tax to the vessel's import.

Our local counsel has advised that there is a remote chance that these proceedings, when ultimately resolved by a judicial court, will have a material adverse impact on the consolidated financial position or result of operations of the Company.

Various other legal proceedings involving us may arise from time to time in the ordinary course of business. However, we are not presently involved in any other legal proceedings that, if adversely determined, would have a material adverse effect on us.

c)	Tax claim in Argentine

Ultrapetrol S.A. – Argentine Secretary of Industry and Argentine Customs Office

On June 24, 2009, Ultrapetrol S.A. requested to the Argentine Secretary of Industry, an authorization to re-export some unused steel plates that had been temporarily imported for industrialized conversion by means of vessels repairs that were not finally industrialized due to cancellations of the repairs that some shipping companies had ordered. The total weight of those steel plates was 473 tons and their import value was approximately $400. In the event that steel plates cannot be exported, payable import duties and Customs' charges would amount to approximately $900, however in case of payment Ultrapetrol S.A. would have offsetting-tax credits amounting to approximately $300. We have been advised by local counsel that there is a positive prospect of obtaining the requested authorization for re-exporting the steel plates and we do not expect the resolution of these administrative proceedings to have a material adverse impact on the consolidated financial position or result of operations of the Company.

d)	Indemnification to Sparrow under the investment agreement

The investment agreement entered into with Sparrow described in Note 1 provides for our responsibility for certain liabilities related to our business. We provide indemnification in favour of Sparrow for certain matters, including labour matters, taxes, litigations, compliance with laws, environmental matters, insurances, vessels, among others as of December 12, 2012, the date of the closing of the investment agreement. These indemnification obligations will generally expire sixteen months after the closing date or six years after the closing date in the case of certain tax matters, and with certain indemnification obligations surviving indefinitely.

The Company shall not be liable for indemnity obligations unless and until the aggregate amount of indemnifiable losses equals or exceeds $10,000 with a deductible in the amount of $4,400, subject to certain exceptions. The maximum amount of indemnifiable losses which may be recovered from the Company shall not exceed $28,600 subject to certain exceptions.

e)	Lease obligations

Rental expense for office spaces under continuing obligations for the years ended December 31, 2014, 2013 and 2012 was $1,019, $675 and $849, respectively. At December 31, 2014, obligations under the companies' operating leases, which expire from 2015 to 2017, for office spaces with initial or remaining lease terms longer than one year were as follows:

Year ending December 31,

2015	$998
2016	706
2017	383
Total	$2,087

f)	Charters-in

As of December 31, 2014, the Company leases 24 jumbo dry barges in the River Business and a tanker in the Ocean Business. These leasing agreements have been classified as operating leases for financial reporting purposes and related rental fees are charged to expense over the lease terms. The lease term of the tanker vessel has a duration of 36 months. The lease term of the jumbo dry barges has a duration of ten years. The lease of the jumbo dry barges is the result of a sale- leaseback transaction with a finance company (see Note 4) and the gain arising from such sale- leaseback transaction has been deferred in the accompanying consolidated balance sheets and are being amortized as reductions in rental expense over the lease term (see Note 2.r).

Future minimum payments in the years ended December 31 under operating leases with initial or remaining term longer than one year as of December 31, 2014, were as follows:

Year ending December 31,

2015	$4,586
2016	4,355
2017	2,996
2018	2,876
2019	2,756
Thereafter	7,475
Total	$25,044

Rent expense for the years ended December 31, 2014, 2013 and 2012 was $3,988, $4,315 and $1,802, respectively. When cash rental payments are not made on a straight–line basis, we recognize rental expense on a straight–line basis over the lease term.

g)	Charters-out

The future minimum revenues, before reduction for brokerage commissions, expected to be received on time charter agreements of eleven PSVs in our Offshore Supply Business chartered in Brazil with Petroleo Brasileiro SA (Petrobras), with initial or remaining term longer than one year were as follows:

Year ending December 31,

2015	$113,381
2016	106,994
2017	66,015
2018	12,491
Total	$298,881

The future minimum revenues, before reduction for brokerage commissions of one of our handy size-small product tanker vessel leased to us in our Ocean Business chartered in South America, expected to be received on a time charter agreement, with initial or remaining term longer than one year were as follows:

Year ending December 31,

2015	$8,437
2016	7,720
Total	$16,157

On November 27, 2013, one of our subsidiaries in the River Business, entered into a 5-year agreement with Vale International SA to time charter four river pushboats with 16 river barges each (each a "convoy"). The four convoys were delivered in January 2014. The future minimum revenues, before reduction for commissions, expected to be received were as follows: $15,900 in each of 2015, 2016, 2017 and 2018.

Revenues from time charter agreements are generally not received when a vessel is off-hire, which includes time required for normal periodic maintenance of the vessel. In arriving at the minimum future charter revenues, an estimated time off-hire to perform periodic maintenance on each vessel has been deducted, although there is no assurance that such estimate will be reflective of the actual off-hire in the future. The scheduled future minimum revenues should not be construed to reflect total shipping revenues for any of the periods.

On November 12, 2012, one of our subsidiaries in the River Business, entered into a transshipment services agreement to provide storage and transshipment services of iron ore cargo from river barges to ocean export vessel through our Parana Iron barge (former Parana Petrol), for a three-year term counting as from entry into operations, renewable for another three years, at the option of the customer. The future minimum revenues, before reduction for commissions, expected to be received were as follows: $13,200 in each of 2015 and 2016 and $2,640 in 2017.

h)	Favorable arbitration award

On January 20, 2015, the counterparty to an arbitration initiated by one of our subsidiaries in January 2013 related to the non-performance of a barge construction contract has decided not to appeal the arbitration award issued on December 23, 2014, in favor of our subsidiary in which $1,919 were awarded on account of damages plus interests and costs. Steps are now being taken to collect the sums due under the award.

Accordingly, the gain has been deferred and will be taken into income when and to the extent the award is collected.

i)	Other

At December 31, 2014, we employed several employees as crew on our vessels, land-based employees and shipyard workers. These seafarers and shipyard workers are covered by industry- wide collective bargaining agreements that set basic standards applicable to all companies who hire such individuals in these industries. Because most of our employees are covered by these industry- wide collective bargaining agreements, failure of industry groups to renew these agreements may disrupt our operations and adversely affect our earnings. In addition, we cannot assure that these agreements will prevent labor interruptions. While we have had no significant labor interruption in the past we do not believe any labor interruptions will disrupt our operations and harm our financial performance

On our River Business, different degrees of unionization of our employees and crewmembers may lead to a change or leveling of such unionization, which could result in higher costs for us, thus affecting our results of operations. Furthermore, due to the unionized nature of our activity in South America, while in the process of negotiating such leveling, our operations may be affected by strikes in our River and Ocean businesses, causing us to suffer delays due to lack of the necessary crewing onboard  our pushboats and ocean vessels.

In our barge building facility at Punta Alvear, our workforce is also mainly unionized and negotiations over wages and conditions may have very little bearing on negotiations we have with our other employees and crew members.